UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 1/31

Date of reporting period: 1/31/17

Item 1. Reports to Stockholders.

Golub Group Equity Fund

Annual Report

January 31, 2017

Fund Adviser:

Golub Group, LLC

1850 Gateway Drive, Suite 100

San Mateo, CA 94404

Toll Free (866) 954-6682

Management’s Discussion of Fund Performance for the Fiscal Year Ended January 31, 2017 (Unaudited)

The Golub Group Equity Fund (the “Fund”) returned 20.21% for the fiscal year ended January 31, 2017. In comparison, our benchmark, the S&P 500® Index*, returned 20.04% during the same period. Since inception on April 1, 2009, the Fund has a cumulative return of 185.68% as compared to the 231.41% cumulative return of the benchmark.

During the period, positive returns were driven by both security and sector selection. Throughout the period, the portfolio maintained an overweight position in the Financial and Industrial sectors which were two of the three best performing sectors in the market. Both of these sectors showed particular strength following the outcome of the U.S. presidential election. President-elect Trump campaigned on a pro-growth platform promising to lower taxes (both corporate and individual rates), reduce regulation and increase spending on infrastructure in order to spur economic growth and job creation. This expectation for acceleration in economic activity drove our industrial holdings to strong gains. In addition, the market anticipates that interest rates will move higher as a result of this increase in economic activity leading to a change, and improvement, in sentiment for the financial sector. Accordingly, all three of our top performing stocks belonged to these sectors with Bank of America up 61.3%, Owens Illinois up 46.1% and Colfax up 45.3%. Berkshire Hathaway ended the period as our largest holding followed by Flowserve, Allergan, Microsoft and Apple.

Despite the portfolio being underweight the Healthcare sector it was the largest detractor to performance due to company specific performance with Allergan being our worst performing stock falling 17.2% during the period. Only two other holdings, Cognizant Technology Solutions and Stericycle, both new purchases, had negative returns during the period.

We added the following six new positions to the Fund: Colfax, Stericycle, Cognizant Technology Solutions, Visa, Medtronic, and Novartis. During the period we sold the following seven positions in their entirety: Procter and Gamble, Anheuser Busch, Kraft Heinz, Halliburton, FedEx, United Technologies, and Qualcomm.

In addition to the stock and security selection, the adviser’s decision to waive fees and reimburse expenses to the Fund due to the expense limitation cap positively impacted performance. Had the adviser not waived and reimbursed these expenses, the performance of the Fund would have been lower.

We remain focused on our long term discipline of investing in high-quality, large-cap businesses that trade at attractive valuations and are confident that our style of investing is particularly well-suited for the period ahead.

Sincerely,

Golub Group, LLC

* The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The views in the foregoing discussion were those of the Fund’s investment adviser as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-866-954-6682. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Investment Results (Unaudited)

Average Annual Total Returns(a)

(For the periods ended January 31, 2017)

	1 Year	3 Year	5 Year	Since Inception (April 1, 2009)
Golub Group Equity Fund	20.21%	9.49%	12.92%	14.34%
S&P 500® Index(b)	20.04%	10.85%	14.09%	16.53%
Total annual operating expenses, as disclosed in the most recent Golub Group Equity Fund (the
“Fund”) prospectus, dated May 31, 2016, were 1.41% of average daily net assets (1.26% after fee waivers/expense reimbursements by Golub Group, LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until May 31, 2017, so that
Total Annual Fund Operating Expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions,
(iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business,
(vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule
12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds (“ETFs”), that have their own expenses. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the fiscal year in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of fee waiver or expense reimbursement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 954-6682.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Information pertaining to the Fund’s expense ratios as of January 31, 2017 can be found in the financial highlights.

(b) The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the (866) 954-6682. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on April 1, 2009 (commencement of Fund operations) and held through January 31, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (866) 954-6682. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Golub Group Equity Fund

Schedule of Investments

January 31, 2017

Shares		Fair Value
COMMON STOCKS – 88.84%

	Consumer Discretionary 5.20%
53,330	General Motors Co.	$1,952,411
8,720	Time Warner, Inc.	844,532

		2,796,943

	Consumer Staples 7.92%
10,730	Diageo PLC ADR	1,202,082
51,115	Mondelez International, Inc., Class A	2,263,372
7,670	PepsiCo, Inc.	795,993

		4,261,447

	Financials 21.56%
16,445	American International Group, Inc.	1,056,756
46,975	Bank of America Corp.	1,063,514
33,075	Bank of New York Mellon Corp./The	1,479,445
24,270	Berkshire Hathaway, Inc., Class B*	3,983,678
33,915	Citigroup, Inc.	1,893,474
37,725	Wells Fargo & Co.	2,125,049

		11,601,916

	Health Care 12.04%
13,020	Allergan PLC*	2,849,948
4,700	C.R. Bard, Inc.	1,115,451
14,620	Medtronic PLC	1,111,412
18,985	Novartis AG ADR	1,403,371

		6,480,182

	Industrials 17.94%
37,420	Colfax Corp.*	1,459,380
15,850	Deere & Co.	1,696,743
74,550	Flowserve Corp.	3,664,878
14,240	Stericycle, Inc.*	1,098,474
6,865	W.W. Grainger, Inc.	1,733,893

		9,653,368

	Information Technology 21.51%
2,725	Alphabet, Inc., Class A*	2,235,018
19,750	Apple, Inc.	2,396,663
21,655	Cognizant Technology Solutions Corp., Class A*	1,138,836
13,650	Fiserv, Inc.*	1,466,420
40,945	Microsoft Corp.	2,647,094
20,485	Visa, Inc., Class A	1,694,314

		11,578,345

	Materials 2.67%
76,150	Owens-Illinois, Inc.*	1,439,235

	Total Common Stocks (Cost $39,405,300)	47,811,436

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Schedule of Investments (continued)

January 31, 2017

Shares		Fair Value
MONEY MARKET SECURITIES – 14.04%
7,557,265	Fidelity Investments Government Money Market Portfolio, Institutional Class, 0.47% (a)	$7,557,265

	Total Money Market Securities (Cost $7,557,265)	7,557,265

	Total Investments – 102.88% (Cost $46,962,565)	55,368,701

	Liabilities in Excess of Other Assets – (2.88)%	(1,550,298)

	NET ASSETS – 100.00%	$53,818,403

(a)	Rate disclosed is the seven day effective yield as of January 31, 2017.

*	Non-income producing security.

ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Statement of Assets and Liabilities

January 31, 2017

Assets
Investments in securities at fair value (cost $46,962,565)	$55,368,701
Dividends receivable	19,353
Prepaid expenses	8,447
Total Assets	55,396,501
Liabilities
Payable for fund shares redeemed	137,561
Payable for investments purchased	1,368,402
Payable to Adviser	41,740
Payable to administrator, fund accountant, and transfer agent	7,537
Other accrued expenses	22,858
Total Liabilities	1,578,098
Net Assets	$53,818,403
Net Assets consist of:
Paid-in capital	$44,074,685
Accumulated undistributed net investment loss	(47,427)
Accumulated undistributed net realized gain from investments	1,385,009
Net unrealized appreciation on investments	8,406,136
Net Assets	$53,818,403
Shares outstanding (unlimited number of shares authorized, no par value)	3,025,790
Net asset value, offering and redemption price per share	$17.79

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Statement of Operations

For the year ended January 31, 2017

Investment Income
Dividend income	$727,598
Total investment income	727,598
Expenses
Investment Adviser	493,684
Administration	46,735
Fund accounting	24,999
Transfer agent	20,008
Audit	17,100
Legal	14,878
Printing	13,011
Custodian	8,264
Trustee	7,013
Insurance	6,778
Registration	6,099
Miscellaneous	20,040
Total expenses	678,609
Fees contractually waived by Adviser	(61,318)
Net operating expenses	617,291
Net investment income	110,307
Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment securities transactions	3,022,101
Net change in unrealized appreciation of investment securities	6,002,536
Net realized and change in unrealized gain on investments	9,024,637
Net increase in net assets resulting from operations	$9,134,944

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$110,307	$158,817
Net realized gain on investment securities transactions	3,022,101	5,529,999
Net change in unrealized appreciation (depreciation) of investment securities	6,002,536	(5,356,699)
Net increase in net assets resulting from operations	9,134,944	332,117
Distributions From:
Net investment income	(131,250)	(129,983)
Net realized gains	(3,821,429)	(5,349,007)
Total distributions	(3,952,679)	(5,478,990)
Capital Transactions
Proceeds from shares sold	5,753,373	6,537,690
Reinvestment of distributions	3,952,679	5,478,990
Amount paid for shares redeemed	(5,009,373)	(9,179,444)
Net increase in net assets resulting from capital transactions	4,696,679	2,837,236
Total Increase (Decrease) in Net Assets	9,878,944	(2,309,637)
Net Assets
Beginning of year	43,939,459	46,249,096
End of year	$53,818,403	$43,939,459
Accumulated undistributed net investment income (loss) included in net assets at end of year	$(47,427)	$6,825
Share Transactions
Shares sold	337,776	346,857
Shares issued in reinvestment of distributions	223,189	328,280
Shares redeemed	(288,628)	(493,314)
Net increase in shares outstanding	272,337	181,823

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended January 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of year	$15.96	$17.98	$17.94	$15.76	$14.00

Investment operations:

Net investment income	0.04	0.06	0.07	0.10 (a)	0.14 (a)

Net realized and unrealized gain on investments	3.18	0.11	1.54	3.09	2.12

Total from investment operations	3.22	0.17	1.61	3.19	2.26

Less Distributions to Shareholders from:

Net investment income	(0.05)	(0.05)	(0.07)	(0.10)	(0.14)

Net realized gains	(1.34)	(2.14)	(1.50)	(0.91)	(0.36)

Total distributions	(1.39)	(2.19)	(1.57)	(1.01)	(0.50)

Net asset value, end of year	$17.79	$15.96	$17.98	$17.94	$15.76

Total Return(b)	20.21%	0.42%	8.74%	20.20%	16.34%

Ratios and Supplemental Data:
Net assets, end of year (000)	$53,818	$43,939	$46,249	$41,084	$32,517

Ratio of expenses to average net assets after expense waiver	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of expenses to average net assets before expense waiver	1.37%	1.40%	1.39%	1.45%	1.57%

Ratio of net investment income to average net assets after expense waiver	0.22%	0.34%	0.33%	0.58%	0.95%

Portfolio turnover rate	26.59%	42.99%	34.45%	29.83%	16.79%

(a)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the year.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of the financial statements.

Golub Group Equity Fund

Notes to the Financial Statements

January 31, 2017

NOTE 1. ORGANIZATION

The Golub Group Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on April 1, 2009. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Golub Group, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The financial statements are prepared in conformity with GAAP which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended January 31, 2017, the Fund did not incur any interest or penalties.

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2017

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The Fund has chosen specific identification as its tax lot relief method for all sales of securities transactions and recognition of gains/(losses). Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are generally recorded as soon as such information becomes available. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended January 31, 2017, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-in Capital	Accumulated Undistributed Net Investment Loss	Accumulated Undistributed Net Realized Gain from Investments
$(1)	$(33,309)	$33,310

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2017

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the pricing agent of the funds. These securities are categorized as Level 1 securities.

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2017

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$47,811,436	$–	$–	$47,811,436
Money Market Securities	7,557,265	–	–	7,557,265
Total	$55,368,701	$–	$–	$55,368,701
*	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of January 31, 2017 based on input levels assigned at January 31, 2016.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2017

Board. As compensation for its services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2017, the Adviser earned a fee of $493,684 from the Fund before the waivers described below. At January 31, 2017, the Fund owed the Adviser $41,740.

The Adviser has contractually agreed to waive or limit its fee and reimburse certain Fund operating expenses, until May 31, 2017, so that the ratio of total annual operating expenses does not exceed 1.25%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. The Adviser may be entitled to the recoupment of any fees waived or expenses reimbursed pursuant to the agreement during any of the previous three years, less any recoupment previously paid, provided overall expenses fall below the limitations set forth above. For the fiscal year ended January 31, 2017, the Adviser waived fees of $61,318.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through January 31,
$64,918	2018
$69,997	2019
$61,318	2020

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended January 31, 2017, Ultimus earned fees of $46,735 for administration services, $24,999 for fund accounting services and $20,008 for transfer agent services. At January 31, 2017, the Fund owed Ultimus $7,537 for such services.

The officers and one trustee of the Trust are members of management and/or employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Certain officers of the Trust are officers of the Distributor and each such person may be deemed to be an affiliate of the Distributor.

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2017

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active and will not be activated prior to May 31, 2017.

There were no payments made by the Fund to the Distributor during the fiscal year ended January 31, 2017.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Amount
Purchases
U.S. Government Obligations	$–
Other	12,011,665
Sales
U.S. Government Obligations	$—
Other	14,557,062

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2017, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder, 96% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

Golub Group Equity Fund

Notes to the Financial Statements (continued)

January 31, 2017

NOTE 7. FEDERAL TAX INFORMATION

At January 31, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$9,289,052
Gross (Depreciation)	(883,435)
Net Appreciation on Investments	$8,405,617

At January 31, 2017, the aggregate cost of securities for federal income tax purposes was $46,963,084 for the Fund.

The tax characterization of distributions for the fiscal years ended January 31, 2017 and January 31, 2016, were as follows:

	2017	2016
Distributions paid from:
Ordinary Income*	$652,727	$148,609
Long-Term Capital Gains	3,299,952	5,330,381
	$3,952,679	$5,478,990
*	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$1,385,528
Accumulated capital and other losses	(47,427)
Unrealized appreciation (depreciation)	8,405,617
$9,743,718

At January 31, 2017, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31, if any, during the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

Qualified Late Year Ordinary Loss
$47,427

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and

Golub Group Equity Fund

Notes to the Financial Statements (concluded)

January 31, 2017

warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Golub Group Equity Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Golub Group Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Golub Group Equity Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 29, 2017

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fee: and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example in the table below is based on an investment of $1,000 invested at the beginning of the period, and held for the six month period from August 1, 2016 to January 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During Period(a)
Actual	$1,000.00	$1,093.20	$6.58
Hypothetical(b)	$1,000.00	$1,018.85	$6.34

(a)	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366.
(b)	Assumes a 5% return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you received in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2016 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2017, the Fund designated $3,299,952 as 20% long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Ira Cohen, 58, Independent Trustee, June 2010.	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).	Trustee, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund, since May 2014. Trustee, Angel Oak Funds Trust, since October 2014.

Andrea N. Mullins, 49, Independent Trustee, December 2013. Independent chair, March 2017.	Current: Private investor; Independent Contractor, Seabridge Wealth Management, LLC, (since April 2014).	None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	As of the date of this report, the Trust consists of 14 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below is qualified to serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Mark J. Seger, 55, Trustee, March 2017.

Current: President, Managing Director, and Co-Founder, Ultimus Fund Solutions, LLC (since 1999); Treasurer and Managing Director, Ultimus Fund Distributors, LLC (since 1999); President and Managing Director, Ultimus Asset Services, LLC (since 2016); Managing Director, Unified Financial Securities, LLC (since 2016); Treasurer, Williamsburg Investment Trust (since 2008).

None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	As of the date of this report, the Trust consists of 14 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Bo J. Howell, 35, Principal Executive Officer and President, March 2017.

Current: Vice President, Director of Fund Administration, Ultimus Fund Solutions, LLC (since 2014); Secretary, Ultimus Managers Trust (since 2015); Secretary, Unified Series Trust (since 2016).

Previous: Counsel, Securities and Mutual Funds, Western & Southern Financial Group (2012 - 2014).

None.

John C. Swhear, 55, Chief Compliance Officer, AML Officer and Vice President, August 2008.

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC (since December 2015); Chief Compliance Officer, Unified Financial Securities, LLC (since May 2007); Chief Compliance Officer and AML Officer, Capitol Series Trust (since September 2013); Vice President, Unified Series Trust (since January 2016).

Previous: Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (April 2007 to December 2015), Director (May 2014 to December 2015); Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC) (May 2014 to December 2015); President , Unified Series Trust (March 2012 to January 2016).

None.

Carol J. Highsmith, 52, Vice President, August 2008; Secretary, March 2014.

Current: Assistant Vice President, Ultimus Fund Solutions, LLC (since December 2015).

Previous: Secretary, Cross Shore Discovery Fund (May 2014 to February 2016); Vice President of Legal Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2005 to December 2015).

None.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Matthew J. Miller, 41, Vice President, December 2011.

Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015); President and Chief Executive Officer, Capitol Series Trust (since September 2013).

Previous: Vice President of Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2005 to December 2015); Vice President, Huntington Funds (February 2010 to April 2015).

None.

Bryan W. Ashmus, 44, Principal Financial Officer and Treasurer, December 2013.

Current: Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (since December 2015); Chief Financial Officer and Treasurer, Cross Shore Discovery Fund (since June 2016). Chief Financial Officer and Treasurer, Peachtree Alternative Strategies Fund (since December 2016).

Previous: Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Chief Financial Officer and Treasurer, Huntington Strategy Shares and Huntington Funds Trust (November 2013 to April 2016); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (from May 2005 to September 2013).

None.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	As of the date of this report, the Trust consists of 14 series.

Effective March 8, 2017, R. Jeffrey Young resigned as Trustee, Principal Executive Officer and President of the Trust.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 954-6682 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on December 13-14, 2016, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Golub Agreement”) between Valued Advisers Trust (the “Trust”) and Golub Group, LLC (“Golub”) with respect to the Golub Group Equity Fund (the “Golub Fund”). Golub provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to Golub and the Golub Agreement. In assessing these factors, the Board took into consideration information furnished by Golub and Trust management for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Golub Fund and its shareholders by Golub; (ii) quarterly assessments of the investment performance of the Golub Fund by personnel of Golub; (iii) commentary on the reasons for the Golub Fund’s performance; (iv) presentations by Golub addressing Golub’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Golub Fund and Golub; (vi) disclosure information contained in the registration statement for the Golub Fund and the Form ADV of Golub; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Golub Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Golub, including its financial information, a description of personnel and the services it provides to the Golub Fund; information on Golub’s investment advice and performance; summaries of the Golub Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Golub Fund; and (c) the benefits to be realized by Golub from its relationship with the Golub Fund. The Board did not identify any particular information that was most relevant to its consideration of the Golub Agreement and each Trustee may have afforded different weight to the various Factors.

1.

The nature, extent, and quality of the services to be provided by Golub. In this regard, the Board considered Golub’s responsibilities under the Golub Agreement. The Trustees considered the services being provided by Golub to the Golub Fund. The Trustees discussed, among other things: the quality of Golub’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Golub Fund’s investment objectives and limitations, its coordination of services for the Golub Fund among the Golub Fund’s service providers, and its efforts to promote the Golub Fund and grow its assets. The Trustees

Investment Advisory Agreement Approval (Unaudited)

(continued)

considered Golub’s continuity of, and commitment to retain, qualified personnel and Golub’s commitment to maintain and enhance its resources and systems. The Trustees considered Golub’s personnel, including the education and experience of the personnel. After considering the foregoing information and further information in the meeting materials provided by Golub (including Golub’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Golub were satisfactory and adequate for the Golub Fund.

2.	Investment Performance of the Golub Fund and Golub. In considering the investment performance of the Golub Fund and Golub, the Trustees compared the performance of the Golub Fund with the performance of funds in the same Morningstar category, as well as with peer group data and the Golub Fund’s benchmark. The Trustees noted that the Golub Fund had outperformed its peer group for the one year, three year, and five year periods ended September 30, 2016, but had underperformed for the year-to-date period. They observed that the Golub had underperformed its category average for all periods presented, and had also underperformed as compared to its benchmark for those periods. They did, however, note that the Golub Fund outperformed the benchmark and the category average for the quarter ended September 30, 2016. The Trustees also considered the consistency of Golub’s management of the Golub Fund with its investment objective, strategies, and limitations. The Trustees considered the Golub Fund’s performance relative to the performance of Golub’s equity composite and noted that the performance of the composite was higher for 2015. They reflected on their discussion with personnel of Golub regarding the reasons for the difference, and determined that the explanation was reasonable. After reviewing and discussing the investment performance of the Golub Fund further, Golub’s experience managing the Golub Fund, Golub’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Golub Fund and Golub was acceptable.

3.

The costs of the services to be provided and profits to be realized by Golub from the relationship with the Golub Fund. In considering the costs of services to be provided and the profits to be realized by Golub from the relationship with the Golub Fund, the Trustees considered: (1) Golub’s financial condition; (2) asset level of the Golub Fund; (3) the overall expenses of the Golub Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Golub regarding its profits associated with managing the Golub Fund. The Trustees also considered potential benefits for Golub in managing the Golub Fund. The Trustees then compared the fees and expenses of the Golub Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Golub Fund’s

Investment Advisory Agreement Approval (Unaudited)

(continued)

advisory fee and net expense ratio were above the average and median of its Morningstar category, but well below the maximum. They also noted that the Golub Fund’s advisory fee and net expense ratio were below the average and median of its custom peer group. Based on the foregoing, the Board concluded that the fees to be paid to Golub by the Golub Fund and the profits to be realized by Golub, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

4.	The extent to which economies of scale would be realized as the Golub Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Golub Fund’s investors. In this regard, the Board considered the Golub Fund’s fee arrangements with Golub. The Board considered that while the management fee remained the same at all asset levels, the Golub Fund’s shareholders had experienced benefits from the Golub Fund’s expense limitation arrangement, and that Golub had agreed to extend that arrangement for another year. They also noted that the Golub Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreements with service providers other than Golub. In light of the foregoing, the Board determined that the Golub Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

5.	Possible conflicts of interest and benefits to Golub. In considering Golub’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Golub Fund; the basis of decisions to buy or sell securities for the Golub Fund and/or Golub’s other accounts; and the substance and administration of Golub’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Golub’s potential conflicts of interest. The Trustees discussed Golub’s practices for seeking best execution for the Golub Fund’s portfolio transactions. In terms of other benefits to Golub, the Trustees considered Golub’s perspective that the Golub Fund provides an investment option for smaller accounts, and the public nature of the Golub Fund provides credibility to Golub’s operations. Based on the foregoing, the Board determined that Golub’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Golub Agreement.

Valued Advisers Trust

Privacy Policy

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 954-6682 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Trustees

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

Officers

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

Investment Adviser

Golub Group, LLC

1850 Gateway Drive, Suite 100

San Mateo, CA 94404

Distributor

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Custodian

Huntington National Bank

41 S. High Street

Columbus, OH 43215

Administrator, Transfer Agent And Fund Accountant

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Registrant
Golub Group Equity Fund:	FY 2017	$13,000
	FY 2016	$13,000

(b)	Audit-Related Fees

Registrant
Golub Group Equity Fund:	FY 2017	$0
	FY 2016	$0

(c)	Tax Fees

Registrant
Golub Group Equity Fund:	FY 2017	$3,000
	FY 2016	$3,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Golub Group Equity Fund:	FY 2017	$0
	FY 2016	$0

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2017	$0	$0
FY 2016	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith.

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By	/s/ Bo J. Howell
Bo J. Howell, President and Principal Executive Officer

Date 4/04/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Bo J. Howell
Bo J. Howell, President and Principal Executive Officer

Date 4/04/2017

By	Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date 4/04/2017